Exhibit 10.7

SURANCEPLUS HOLDINGS LTD.

EQUITY INCENTIVE PLAN

SHARE OPTION AWARD AGREEMENT

Dear :

You have been granted an option (the “Option”) to purchase ordinary shares of common equity of SurancePlus Holdings Ltd. (the “Company”), pursuant to the Company’s 2024 Equity Incentive Plan (the “Plan”) and this Share Option Award Agreement (the “Option Agreement”). Your Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Additional provisions regarding this Option and definitions of capitalized terms used and not defined in this Option Agreement can be found in the Plan.

Optionee:

Grant Date:

Type of Option:

Number of Option Shares:

Exercise Price per Share:

Term:

This Option shall expire on the tenth anniversary of the Grant Date (the “Expiration Date”), unless terminated earlier pursuant to the terms of this Option Agreement or the Plan. Notwithstanding the foregoing, if this Option is designated as an Incentive Share Option and is granted to an employee who, at the time of the grant, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any Subsidiary, then the Expiration Date shall mean the fifth anniversary of the Grant Date. Upon termination or expiration of this Option, all your rights hereunder shall cease.

Termination of Employment:	The following conditions apply in the event that your employment or service with the Company is terminated prior to the Expiration Date of this Option. In no event, however, will the time periods described herein extend the term of this Option beyond its Expiration Date or beyond the date this Option is otherwise cancelled pursuant to the provisions of the Plan.

a.	Termination As a Result of Death. If your employment or service with the Company terminates by reason of your death at a time when your employment or service could not otherwise have been terminated for Cause (defined below), then your estate or your beneficiary, or such other person or persons as may acquire your rights under this Option by will or by the laws of descent and distribution, may exercise this Option until the earlier of: (i) the Expiration Date, or (ii) the date that is twelve (12) months after the date of such termination of your employment or service by reason of your death.

b.	Termination As a Result of Disability. If your employment or service with the Company terminates by reason of your disability, as defined in the Company’s long-term disability plan covering exempt salaried employees (a “Disability”), at a time when your employment or service could not otherwise have been terminated for Cause, then you may exercise this Option until the earlier of: (i) the Expiration Date, or (ii) the date that is twelve (12) months after the date of such termination of your employment or service by reason of your Disability.

c.	Termination As a Result of Retirement. If your employment or service with the Company terminates on or after the date you have both attained age sixty (60) and completed ten (10) years of service with the Company and its Affiliates (“Retirement”), at a time when your employment or service could not otherwise have been terminated for Cause, then you may exercise this Option until the Expiration Date.

d.	Termination for Cause. If your employment or service with the Company is terminated for Cause, then this Option (whether vested or unvested) shall be forfeited immediately upon such termination, and you shall be prohibited from exercising your Option as of the date of such termination. For purposes of this Award Agreement, “Cause” shall have the meaning given such term in the Plan, unless such term is defined in your employment agreement with the Company or its Affiliates, in which case “Cause” shall have the meaning set forth in such employment agreement.

e.	Determination of Cause After Termination. Notwithstanding the foregoing, if after your employment or service terminates the Company determines that it could have terminated you for Cause had all relevant facts been known at the time of your termination, then the Company may terminate this Option immediately upon such determination, and you will be prohibited from exercising this Option thereafter. In such event, you will be notified of the termination of this Option.

f.	Termination Other than for Cause or As a Result of Death, Disability, or Retirement. If your employment is terminated other than for Cause or other than as a result of your death, Disability, or Retirement, then you may exercise this Option until the earlier of: (i) the Expiration Date, or (ii) the date that is six (6) months (twelve (12) months in the case of a Director) after the date of such termination.

If the date this Option terminates as specified above (other than as a result of a termination for Cause) falls on a day on which the stock market is not open for trading or on a date on which you are prohibited by Company policy (such as an insider trading policy) from exercising the Option, the termination date shall be automatically extended to the first available trading day following the original termination date, but not beyond the Expiration Date.

Vesting Schedule:

( ) percent of the Options will vest each quarter, commencing on the Grant Date, and continuing on April 1st, July 1st, October 1st and January 1st of each calendar year through to ____, provided you are continuously employed by or in the service of the Company or its Affiliates through the applicable quarterly dates.

Notwithstanding the foregoing, the Options will vest in full upon the date your employment or service with the Company or its Affiliates is terminated as a result of your death, Disability, or Retirement.

If you are continuously employed with, or in the service of, the Company or its Affiliates through the date preceding the date of a “Change of Control” (as in the Plan), then 100% of the Options will vest in full on the date of such Change of Control.

Except as otherwise provided above, upon your termination of employment with, or cessation of services to, the Company prior to the date the Options are vested, you will forfeit the unvested Options.

Manner of Exercise:

Notwithstanding anything to the contrary in this Option Agreement, you may exercise this Option only if it has not been forfeited or otherwise expired, and only to the extent it has vested. To exercise this Option, you must complete (i) the Notice of Share Option Exercise in the form attached hereto as Exhibit A (the “Notice of Share Option Exercise”) and (ii) the Investment Representation Statement attached hereto as Exhibit B and return each of them to the address indicated on the Notice of Share Option Exercise; or comply with such other procedures established by the Company under the Plan from time to time, which may include a requirement to exercise this Option through an agent designated by the Company for such purpose or through electronic means or to deliver specific notices and investment representations to the Company.

The exercise of this Option will become effective upon receipt by the Company (or its designated agent) of your Notice of Share Option Exercise or other notice pursuant to such procedures and payment of the total exercise price in full. However, the Company shall not be obligated to issue Shares as a result of such exercise until all applicable withholding taxes due as a result of the exercise have been paid in full and any other procedures are completed. In addition, the Company may suspend exercise of the Option pending its or its Affiliate’s determination of whether your employment or service will be or could have been terminated for Cause and, if such a determination is made, any such notice will automatically be rescinded.

If your personal representative or heir, or such other person or persons as may acquire your rights under this Option by will or by the laws of descent and distribution, wishes to exercise this Option after your death, such person must contact the Company and prove to the Company’s satisfaction that such person has the right and is entitled to exercise this Option. Your ability to exercise this Option, or the manner of exercise or payment of withholding taxes, may be restricted by the Company or Affiliate if required by applicable law or by the Company’s or Affiliate’s trading policies as in effect from time to time

Restrictions on Resale:	By accepting this Option, you agree not to sell any Shares acquired under this Option at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.

Transferability:	You may not transfer or assign this Option for any reason, other than by will or the laws of descent and distribution or as otherwise set forth in the Plan. Any attempted transfer or assignment of this Option, other than as set forth in the preceding sentence or the Plan, will be null and void.

Market Stand-Off:	In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), you agree that you shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Option without the prior written consent of the Company and the Company’s underwriters. Such restriction shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days.

Recoupment; Rescission of Exercise:	If the Company determines that recoupment of incentive compensation paid to you pursuant to this Option is required under any law or any recoupment policy of the Company, then this Option will terminate immediately on the date of such determination to the extent required by such law or recoupment policy, any prior exercise of this Option may be deemed to be rescinded, and the Company may recoup any such incentive compensation in accordance with such recoupment policy or as required by law. The Company shall have the right to offset against any other amounts due from the Company to you the amount owed by you hereunder and any exercise price and withholding amount tendered by you with respect to any such incentive compensation.

Notice of Disqualifying Disposition:	If this Option is designated as an Incentive Share Option and you sell Shares that were acquired through the exercise of this Option within two years from the Grant Date or one year from the date of exercise, you must notify the Company of the sale to permit proper treatment of the compensation expense.

Restrictions on Exercise, Issuance and Transfer of Shares:	a.

General. No individual may exercise this Option, and no shares of Common Equity subject to this Option will be issued, unless and until the Company has determined to its satisfaction that such exercise and issuance will comply with all applicable federal and state securities laws, rules and regulations of the Securities and Exchange Commission, rules of any stock exchange on which shares of Common Equity of the Company may then be traded, or any other applicable laws. In addition, if required by underwriters for the Company, you agree to enter into a lock-up agreement with respect to any shares of Common Equity acquired or to be acquired under this Option.

	b.	Securities Laws. You acknowledge that you are acquiring this Option, and the right to purchase the shares of Common Equity subject to this Option, for investment purposes only and not with a view toward resale or other distribution thereof to the public which would be in violation of the Securities Act. You agree and acknowledge with respect to any shares of Common Equity that have not been registered under the Securities Act, that: (i) you will not sell or otherwise dispose of such shares of Common Equity, except as permitted pursuant to a registration statement declared effective under the Securities Act and qualified under any applicable state securities laws, or in a transaction which in the opinion of counsel for the Company is exempt from such required registration, and (ii) that a legend containing a statement to such effect will be placed on the certificates evidencing such shares of Common Equity. Further, as additional conditions to the issuance of the shares of Common Equity subject to this Option, you agree (with such agreement being binding upon any of your beneficiaries, heirs, legatees and/or legal representatives) to do the following prior to any issuance of such shares of Common Equity: (i) to execute and deliver to the Company such investment representations and warranties as are required by the Company; (ii) to enter into a restricted share transfer agreement if required by the Company; and (iii) to take or refrain from taking such other actions as counsel for the Company may deem necessary or appropriate for compliance with the Securities Act, and any other applicable federal or state securities laws, regardless of whether the shares of Common Equity have at that time been registered under the Securities Act, or otherwise qualified under any applicable state securities laws.

Miscellaneous:	●	This Option Agreement may be amended only by written consent signed by both you and the Company, unless the amendment is not to your detriment or the amendment is otherwise permitted without your consent by the Plan.

	●	The failure of the Company to enforce any provision of this Option Agreement at any time shall in no way constitute a waiver of such provision or of any other provision hereof.

	●	You will have none of the rights of a shareholder of the Company with respect to this Option until Shares are transferred to you upon exercise of the Option.

	●	In the event any provision of this Option Agreement is held illegal or invalid for any reason, such illegality or invalidity shall not affect the legality or validity of the remaining provisions of this Option Agreement, and this Option Agreement shall be construed and enforced as if the illegal or invalid provision had not been included in the Option Agreement.

	●	As a condition to the grant of this Option, you agree (with such agreement being binding upon your legal representatives, guardians, legatees or beneficiaries) that this Option Agreement shall be interpreted by the Board or the Committee, as the case may be, and that any interpretation by the Board or the Committee of the terms of this Option Agreement, and any determination made by the Board or Committee pursuant to this Option Agreement, shall be final, binding and conclusive.

	●	This Option Agreement may be executed in counterparts.

BY SIGNING BELOW AND AGREEING TO THIS SHARE OPTION AWARD AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN. YOU ALSO ACKNOWLEDGE HAVING READ THIS AGREEMENT AND THE PLAN.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Optionee has executed this Agreement, effective as of the Grant Date.

SURANCEPLUS HOLDINGS LTD.		OPTIONEE

By:
(Signature)

	(Please print name)	(Please print name)

(Please print title)

EXHIBIT A

SURANCEPLUS HOLDINGS LTD.

NOTICE OF SHARE OPTION EXERCISE

Your completed form should be delivered to: wtimothy@oxbridgere.com . Phone: +1 345 749-7569

Fax: .. Incomplete forms may cause a delay in processing your option exercise.

OPTIONEE INFORMATION

Please complete the following. PLEASE WRITE YOUR FULL LEGAL NAME SINCE THIS NAME MAY BE ON YOUR SHARE CERTIFICATE.

Name:

Street Address:

City:	State:	Zip Code:

Work Phone #: ( ) - - Home Phone #: ( ) - -

Social Security #: - -

DESCRIPTION OF OPTION(S) BEING EXERCISED

Please complete the following for each option that you wish to exercise.

Grant Date	Type of Option (specify ISO or NQSO)	Exercise Price Per Share	Number of Option Shares Being Purchased	Total Exercise Price (multiply Exercise Price Per Share by Number of Option Shares Being Purchased)
		$		$
		$		$
		$		$
		$		$
		$		$
Aggregate Exercise Price				$

*	Must be a whole number only. Exercise of fractional Option Shares is not permitted.

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ACKNOWLEDGEMENT AND SIGNATURE

Prior to receipt of the Shares exercised in accordance with this Notice, I acknowledge that I have delivered an executed Investment Representation Statement to SurancePlus Holdings Ltd.

Signature:	Date:

FOR COMPANY USE ONLY:

Received by the Company on

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EXHIBIT B

SURANCEPLUS HOLDINGS LTD.

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:	, a resident of (“Optionee”)

ISSUER:	(“Issuer”)

SECURITY:	shares of Common Equity (the “Shares”)

DATE:	, 20

In connection with the exercise of any or all options under that certain Share Option Award, dated [ , 20 ], between Optionee and Issuer, Issuer issued the Shares to Optionee and, therefore, Optionee represents to the Issuer the following:

1. Optionee understands that an investment in the Shares is speculative. Optionee is aware of the Issuer’s business affairs and financial condition, has carefully reviewed the Option Agreement and the SurancePlus Holdings Ltd. 2024 Equity Incentive Plan, and has acquired sufficient information about the Issuer to reach an informed and knowledgeable decision to acquire the Shares. Optionee understands the terms and conditions that apply to the Shares and the risks associated with an investment in the Shares. Optionee has had adequate opportunity to consider whether or not to acquire any of the Shares, and to discuss such purchase with Optionee’s legal, tax and financial advisors. Optionee is acquiring the Shares voluntarily.

2. Optionee is acquiring the Shares not with a view to, or for resale in connection with, any “distribution,” within the meaning of the Securities Act of 1933, as amended (“Securities Act”). Optionee understands that the Shares have not been registered under the Securities Act or any state or non-United States securities or “blue sky” laws and are being transferred to the Optionee by reason of an exemption from the Securities Act, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.

3. Optionee further acknowledges and understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Issuer is under no obligation to register the Shares. Optionee understands that the instrument evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Issuer.

4. Optionee is aware of the adoption of Rule 144 by the Securities and Exchange Commission, promulgated under the Securities Act, which permits limited public resale of shares acquired in a non-public offering subject to the satisfaction of certain conditions.

5. Optionee further acknowledges and understands that if the Issuer is not satisfying the current public information requirement of Rule 144 at the time Optionee wishes to sell the Shares, Optionee would be precluded from selling the Shares under Rule 144 even if the minimum holding period has been satisfied.

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6. In addition, Optionee represents and warrants that:

a. Optionee is capable of bearing the economic risk and burden of the investment and the possibility of complete loss of all of the investment, and the lack of a public market such that it may not be possible to readily liquidate the investment whenever desired.

b. At no time was Optionee presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising.

c. Optionee understands that, in transferring the Shares, the Issuer has relied upon the exemption from registration under the Securities Act contained in Section 4(2) and that, in an attempt to effect compliance with all the conditions thereof and the applicable state law exemption, the Issuer is relying in good faith upon all of the foregoing representations and warranties on the part of the undersigned.

Very truly yours,

By:
Optionee

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